FIRST AMENDMENT OF
FIRST AMENDED AND ESTATED CONSTRUCTION LOAN AGREEMENT

THIS FIRST AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT ("Amendment") is made this 8th day of October, 2013 among FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender") and CARDINAL ETHANOL, LLC, an Indiana limited liability company ("Borrower"). This Amendment amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 between Lender and Borrower (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described in the Loan Agreement to Borrower including the Declining Revolving Credit Loan, all as more fully described in the Loan Agreement;

WHEREAS, the Loan Agreement provides that the Declining Revolving Credit Loan will begin to revolve on April 8, 2014 and Borrower has requested, and Lender has agreed, to amend such date to October 8, 2013 as provided for in this Amendment; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment.

2.The second, second to last and last sentences of the first paragraph of Section 2.01(a)(ii) of the Loan Agreement are hereby amended by deleting the reference to April 8, 2014 as the date the Declining Revolving Credit Loan begins to revolve and inserting in lieu thereof October 8, 2013. In addition, the references in the second paragraph of Section 2.01(a)(ii) of the Loan Agreement are hereby amended by deleting the reference to April 8, 2014 as the date the Declining Revolving Credit Loan begins to revolve and inserting in lieu thereof October 8, 2013. Anywhere else in the Loan Agreement or any other Loan Document which refers to April 8, 2014 as the date the Declining Revolving Credit Loan begins to revolve is hereby amended consistent with the foregoing.

3.    The first sentence of the second paragraph of Section 2.01(a)(ii) of the Loan Agreement is hereby amended by deleting the reference to $25,083,737.04 as the maximum amount available to be borrowed on the Declining Revolving Credit Loan when it begins to revolve and inserting in lieu thereof $26,985,332.34. In addition, the scheduled principal payment of $972,567.37 under Section 2.04(b)(ii)(3) of the Loan Agreement will be deemed a reduction in the Maximum Availability of the Declining Revolving Credit Loan and the amount which may be borrowed between January 8, 2014 and the next Reduction Date of April 8, 2014 will be $26,012,764.97.

4.    In consideration of the modifications provided for in this Amendment, Borrower will pay Lender an amendment fee equal to $10,000.00 contemporaneously with the execution and delivery of this Amendment.

5.    Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to "this Agreement" included references to this Amendment. Borrower represents, warrants and confirms to the Lender that no Default or Events of

Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

6.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

7.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof' or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof' or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By: /s/ Blake Suing
Title: Loan Officer

CARDINAL ETHANOL, LLC, an
Indiana limited liability company

By: /s/ William Dartt
Title: CFO